SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 7, 2004

ADAPTEC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

691 S. Milpitas Boulevard Milpitas, CA 95035
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 945-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐            Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

                For the benefit of investors and other interested parties, Adaptec, Inc. (the “Company”) is filing this Form 8-K to reflect the Company’s reorganization of its operating segments as of August 2, 2004, as described below, and amend certain information previously presented in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004 as amended in the Company’s Current Report on Form 8-K filed on September 24, 2004.

•                  Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Note 3, “Business Acquisitions,” Note 6, “Goodwill and Other Intangible Assets,”  Note 12, “Restructuring Charges,” Note 18, “Income Taxes,” Note 21, “Segment, Geographic and Significant Customer Information,” Note 24, “Subsequent Events,” and Note 25, "Glossary," of Item 8, “Financial Statements and Supplementary Data”: These items and notes primarily reflect the Company’s realignment of its customers within its previously reported Business Unit 1 segment (“BU1”) and its Business Unit 2 segment (“BU2”), in response to the acquisition of Snap Appliance, Inc. in July 2004.  Whereas the Company previously operated in three reportable segments, BU1, BU2 and DSG, as of August 2, 2004, the Company refined its internal organization structure to operate in three reportable segments: OEM, Channel and DSG. A description of the types of customers or products and services provided by each reportable segment, as of August 2, 2004, were as follows:

• OEM includes all OEM customers to which the Company sells a wide variety of its products.

• Channel includes the distribution channel customers and VARs that buy a wide variety of products.

• DSG provides high-performance I/O connectivity and digital media solutions for personal computing platforms, including notebook and desktop PCs, sold to consumers and small and midsize businesses.

Item 9.01(c). Financial Statements and Exhibits

(c)                                  Exhibits

The following exhibits are filed herewith:

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1

Revised “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004 as amended in the Company’s Current Report on Form 8-K filed on September 24, 2004 to reflect the effects of the change in segments described in Item 8.01of this Form 8-K.

99.2

Revised “Item 8. Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004 as amended in the Company’s Current Report on Form 8-K filed on September 24, 2004 to reflect the effects of the change in segments and the other matters described in Item 8.01 of this Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAPTEC, INC.

By:	/s/ Marshall L. Mohr
Marshall L. Mohr
Vice President and Chief Financial Officer
(principal financial and accounting officer)		Date: December 7, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1

Revised “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004 as amended in the Company’s Current Report on Form 8-K filed on September 24, 2004 to reflect the effects of the change in segments described in Item 8.01of this Form 8-K.

99.2

Revised “Item 8. Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004 as amended in the Company’s Current Report on Form 8-K filed on September 24, 2004 to reflect the effects of the change in segments and the other matters described in Item 8.01 of this Form 8-K